EXHIBIT 10(b)(i)














                         COUSINS PROPERTIES INCORPORATED

                               PROFIT SHARING PLAN


                             AS AMENDED AND RESTATED

                                 EFFECTIVE AS OF

                                 January 1, 2002

                                TABLE OF CONTENTS


ss.1.     DEFINITIONS.....................................................1
         1.1.     Account.................................................1
         1.2.     Actual Deferral Percentage..............................1
         1.3.     Adjustment..............................................1
         1.4.     Affiliate...............................................1
         1.5.     Average Actual Deferral Percentage......................2
         1.6.     Beneficiary.............................................2
         1.7.     Board...................................................2
         1.8.     Break in Service........................................2
         1.9.     Brokerage Account.......................................2
         1.10.    Catch-Up Contributions..................................2
         1.11.    Catch-Up Account........................................2
         1.12.    Code....................................................2
         1.13.    Company.................................................2
         1.14.    Company Account.........................................3
         1.15.    Company Contribution....................................3
         1.16.    Compensation............................................3
         1.17.    Contributory Account....................................3
         1.18.    Distributable Account...................................3
         1.19.    Elective Deferrals......................................4
         1.20.    Eligible Employee.......................................4
         1.21.    Employee................................................4
         1.22.    Employer................................................4
         1.23.    Employment Commencement Date............................4
         1.24.    Employment Termination Date.............................5
         1.25.    ERISA...................................................5
         1.26.    Excess Contributions....................................5
         1.27.    Excess Deferrals........................................5
         1.28.    Forfeiture..............................................5
         1.29.    401(k) Account..........................................5
         1.30.    401(k) Contributions....................................5
         1.31.    Fund....................................................5
         1.32.    Highly Compensated Employee.............................6
         1.33.    Leave of Absence........................................7
         1.34.    Maternity or Paternity..................................7
         1.35.    Multiple Employer Plan..................................7
         1.36.    Nonhighly Compensated Employee..........................7
         1.37.    OBRA'93 Annual Compensation Limit.......................7
         1.38.    Participant.............................................7
         1.39.    Plan....................................................7
         1.40.    Plan Sponsor............................................7
         1.41.    Plan Year...............................................7
         1.42.    Trust Agreement.........................................8
         1.43.    Trustee.................................................8
         1.44.    Valuation Date..........................................8
         1.45.    W-2 Compensation........................................8

ss.2.     PARTICIPATION...................................................8
         2.1.     Participation Requirements..............................8
         2.2.     Reemployment............................................8

ss.3.     CONTRIBUTIONS...................................................8
         3.1.     Company Contribution....................................8
         3.2.     401(k) Contributions....................................9
         3.3.     Contribution Limitations................................9
         3.4.     No After-Tax or Rollover Contributions..................9
         3.5.     USERRA.................................................10
         3.6.     Catch-Up Contributions.................................10

ss.4.     ALLOCATIONS TO ACCOUNTS........................................10
         4.1.     Administrative Action..................................10
         4.2.     Allocation of Investment Gains or Losses...............10
         4.3.     Allocation of Pre-Tax Contributions....................10
         4.4.     Annual Allocation of Forfeitures and Company
                    Contribution.........................................11
         4.5.     Statutory Allocation Restrictions......................12
         4.6.     Allocation Report......................................16
         4.7.     Allocation Corrections.................................16

ss.5.     PLAN BENEFITS..................................................16
         5.1.     Retirement Benefit.....................................16
         5.2.     Disability Benefit.....................................16
         5.3.     Death Benefit..........................................17
         5.4.     Vested Benefit.........................................18
         5.5.     Missing Claimant.......................................20

ss.6.     BENEFIT DISTRIBUTION...........................................21
         6.1.     Lump Sum Distribution..................................21
         6.2.     Distribution Deadlines and Consent Requirement.........22
         6.3.     Distributions Procedure................................23
         6.4.     Hardship Distributions.................................23
         6.5.     Minimum Distributions Requirements.....................25

ss.7.     ADMINISTRATION.................................................30
         7.1.     Plan Sponsor Powers and Duties.........................30
         7.2.     Liquidity Requirements.................................30
         7.3.     Records................................................30
         7.4.     Information from Others................................31

ss.8.     TRUST FUNDS AND TRUSTEE........................................31
         8.1.     Trust Funds............................................31
         8.2.     Notification to Trustee................................33
         8.3.     Loans..................................................33

ss.9.     AMENDMENT, TERMINATION AND INDEMNIFICATION.....................35
         9.1.     Amendment..............................................35
         9.2.     Termination............................................36
         9.3.     Indemnification........................................36

ss.10.    MISCELLANEOUS..................................................36
         10.1.    Headings and References................................36
         10.2.    Construction...........................................36
         10.3.    Spendthrift Clause.....................................36
         10.4.    Legally Incompetent....................................37
         10.5.    Benefits Supported Only by Funds.......................37
         10.6.    No Discrimination......................................37
         10.7.    Claims.................................................37
         10.8.    Nonreversion...........................................37
         10.9.    Merger or Consolidation................................38
         10.10.   Agent for Service of Process...........................38
         10.11.   Qualified Domestic Relations Order.....................38
         10.12.   Top Heavy Rules........................................39
         10.13.   Special Multiple Employer Plan Rules...................41

                         COUSINS PROPERTIES INCORPORATED
                               PROFIT SHARING PLAN
                               -------------------


     Cousins Properties Incorporated hereby amends and restates the Plan to (1) include the requirements of and Plan design changes allowed under the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") effective as of January 1, 2002 (or as such other date as set forth herein), (2) modify the allocation formula set forth in ss. 3.1(a) of the Plan effective beginning as of the 2002 Plan Year, and (3) adopt changes in calculating minimum distributions in accordance with recently issued final Treasury Regulations under Code ss. 401(a)(9), effective as of September 1, 2002. The amendments set forth in this Plan regarding EGTRRA changes are intended as good faith compliance with the requirements of EGTRRA and are to be construed in accordance with EGTRRA and guidance issued thereunder. Unless otherwise expressly set forth in this Plan, the terms of this Plan shall apply only to Eligible Employees whose employment as such terminates on or after January 1, 2002. The rights and benefits, if any, of a former Eligible Employee whose employment terminated before such date, and who is not reemployed after such date, shall be determined solely in accordance with the terms of this Plan as in effect on the date his or her employment as such terminated. This Plan has been a profit sharing plan, and this amended and restated Plan shall continue to be a profit sharing plan, up to 100% of the assets of which may be invested in common stock issued by the Plan Sponsor.

                               ss. 1. DEFINITIONS
                                      -----------

     The following terms shall have the meanings set forth opposite such terms for purposes of this Plan.

     1.1.  Account - means such amount of money,  if any, as is evidenced by the
           -------
last balance posted to the individual bookkeeping account of each Participant and each Beneficiary in accordance with this Plan. Each Account may consist of more than one sub-Account, and the record of each such individual account shall be maintained by the Plan Sponsor. An Account shall cease to exist when the money evidenced thereby is exhausted through distributions or Forfeitures made in accordance with this Plan.

     1.2.  Actual  Deferral  Percentage  - means  for  each  Plan  Year for each
           ----------------------------
Participant who is eligible to make 401(k) Contributions at any time during such Plan Year the ratio (expressed as a percentage) of (a) the 401(k) Contributions, if any, made on his or her behalf for such Plan Year to (b) his or her Compensation for such Plan Year. The Actual Deferral Percentage of a Participant who is eligible to make, but does not make, 401(k) Contributions shall be zero.

     1.3.  Adjustment  - means  for  each  Valuation  Date the net  increase  or
           ----------
decrease in the fair market value of the Funds attributable to investments (after deducting expenses) for the period beginning immediately after the preceding Valuation Date and ending on such Valuation Date as such increase or decrease is determined by the Plan Sponsor.

     1.4. Affiliate - means for each calendar year (a) any parent, subsidiary or
          ---------
sister corporation which during such year is a member of a controlled group of corporations (as defined in Code ss. 1563(a), disregarding Code ss.ss. 1563(a)(4) and 1563(e)(3)(C)) of which a Company is a member, (b) any trade or business, whether or not incorporated, which during such year is considered to be under common control with a Company under Code ss. 414(c), (c) any member of an affiliated service group (under Code ss. 414(m)) which includes a Company, and (d) any entity required to be aggregated with a Company under Code ss. 414(o).

     1.5.  Average  Actual  Deferral  Percentage  - means for each Plan Year the
           -------------------------------------
average (expressed as a percentage) of the Actual Deferral Percentages computed separately (a) for the group of Participants who are Highly Compensated Employees during such Plan Year and (b) for the group of Participants who are Nonhighly Compensated Employees during the preceding Plan Year.

     1.6.  Beneficiary  - means the person or persons so  designated  as such in
           -----------
accordance with ss. 5.3 by a Participant or by operation of this Plan.

     1.7. Board - means the Plan Sponsor's Board of Directors.
          -----

     1.8. Break in Service - means any 12 consecutive  month period which begins
          ----------------
on an Employee's Employment Termination Date during which the Employee is neither paid nor entitled to payment for the performance of duties as an Employee; provided, however, if an Employee is absent from service for Maternity or Paternity reasons, the 12 consecutive month period beginning on the first anniversary of the first date of the absence shall neither constitute a Break in Service nor a period of severance or a period of service.

     1.9.  Brokerage  Account - means an account which the Plan Sponsor  directs
           ------------------
the Trustee to establish pursuant to a Participant's direction at a brokerage firm (selected by the Plan Sponsor) through which such Participant can exercise investment discretion over his or her Account upon the transfer of the assets of such Account (in accordance with ss. 8.1(b)) to such brokerage account.

     1.10.   Catch-Up   Contributions  -  means  the  part  of  a  Participant's
             ------------------------
Compensation that is contributed to the Plan pursuant to ss. 3.6 and Code ss. 414(v).

     1.11.  Catch-Up  Account - means the account  established and maintained by
            -----------------
the Plan Sponsor for each Participant with respect to his or her total interest in the Plan and Trust Agreement resulting from Catch-Up Contributions (made under ss. 3.6).

     1.12. Code - means the Internal  Revenue Code of 1986, as amended,  and, if
           ----
the Code is amended, any reference to a section of the Code in this Plan automatically shall be deemed amended to conform to the related amendment to the Code.

     1.13.  Company - means the Plan Sponsor,  Cousins Real Estate  Corporation,
            -------
CREC II, Cousins Properties Services L.P. (which was formerly known as Cousins Stone L.P.) and New Land Realty, LLC and each other Affiliate which the Board designates as such for such calendar year.

     1.14.   Company   Account  -  means  the   sub-Account   which  reflects  a
             -----------------
Participant's share of Forfeitures, Company Contributions and the related investment gains and losses.

     1.15.  Company  Contribution  - means any  payment by a Company to the Fund
            ---------------------
with respect to a calendar year in accordance withss. 3.1.

     1.16.  Compensation  - means for each  Employee for each  calendar year the
            ------------
lesser of

            (a) the OBRA `93 Annual Compensation Limit or

            (b) the actual compensation which is paid to such Employee by a Company for such calendar year and which is subject to federal income tax withholding,

                 (1) plus his or her 401(k) Contributions, any elective deferrals (as defined under Code ss. 402(g)(3), and any other amount which is contributed on his or her behalf for such calendar year by a Company to a plan pursuant to a salary reduction agreement and which is not includable in his or her gross income for federal income tax purposes under Code ss.ss. 125, 457 or effective for Plan Years beginning on or after January 1, 2001, ss. 132(f)(4), and

                 (2) minus all of the following (to the extent subject to federal income tax withholding): (A) expense reimbursements and other expense allowances, (B) fringe benefits (cash and noncash),
            (C) reimbursements for moving expenses, (D)  deferred  compensation
            benefits  (including,   without  limitation, contributions  to this
            Plan and income attributable to the exercise of any stock options or stock appreciation rights or similar arrangements) and (E) welfare benefits (including, without limitation, contributions to group insurance plans and any other employee welfare benefit plans which are not made pursuant to a salary reduction agreement and compensation paid to such Employee specifically for the purchase of life insurance and other welfare benefits).

     Amounts under ss. 125 of the Code include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under the Code only if the Company does not request or collect information regarding the Participant's other health coverage as part of the enrollment process for the health plan.

     1.17.  Contributory  Account  - means the fully  vested  sub-Account  which
            ---------------------
reflects the amounts contributed by a Participant as a Minimum Contribution (as defined in this Plan as in effect on December 31, 1981 and as made on or before such date) and as a Voluntary Contribution (as defined in this Plan as in effect on December 31, 1986 and as made on or before such date), and the related investment gains and losses.

     1.18.  Distributable  Account  - means  the  401(k)  Contribution  Account,
            ----------------------
Catch-up Account and Contributory Account, if any, and the vested percentage of a Company Account which is distributable to a Participant or Beneficiary under ss. 6 as a result of an event described in ss. 5.

     1.19.  Elective  Deferrals  -  means  the  401(k)  Contributions  made on a
            -------------------
Participant's behalf under this Plan and the employer contributions made on his or her behalf pursuant to an election to defer under any qualified cash or deferred arrangement as described in Code ss. 401(k), any simplified employee pension cash or deferred arrangement as described in Code ss. 402(h)(1)(B), any plan described under Code ss. 501(c)(18), any salary reduction agreement for the purchase of an annuity contract under Code ss. 403(b) and, to the extent required under Code ss. 402(g)(8)(A)(ii), any eligible deferred compensation plan under Code ss. 457.

     1.20.  Eligible  Employee  - means  as of any  date  each  Employee  who is
            ------------------
classified as of such date by a Company on such Company's payroll records as an employee of such Company (without regard to whether he or she is classified by any other person as a common law employee of such Company) other than an Employee who as of such date is

            (a)    a leased employee as described in ss. 1.21,

            (b) included in a unit of employees covered by a collective bargaining agreement unless the agreement by specific reference to this Plan permits participation in this Plan,

            (c) a nonresident alien receiving no earned income from a Company or an Affiliate from sources within the United States (as more fully described in Code ss. 410(b)(3)(C)),

            (d) a student attending a college or university that works for a Company or an Affiliate (whether full time or part-time) primarily during school holidays or vacation, or

            (e)    an "off-duty" policeman.

     1.21.  Employee - means each  person who is an employee of a Company or any
            --------
of its Affiliates (which is not a Company) under such organization's uniform and nondiscriminatory personnel policy and each person who is treated as such as a result of the "leased employee" rules under Code ss. 414(n). For this purpose, a "leased employee" means an employee who is not a common-law employee of the Company or an Affiliate ("recipient") but who, pursuant to an agreement with another person, has performed services for the recipient and related persons on a substantially full-time basis for a period of at least one year and whose services are performed under primary direction or control by the recipient; provided, however, the term "leased employee" shall not include an individual who is described in the safe harbor rules under Code ss. 414(n) or an individual who is not treated as a leased employee under Code ss. 414(n).

     1.22. Employer - means each Company and its Affiliates.
           --------

     1.23.  Employment  Commencement Date - means the first date for which a new
            -----------------------------
Employee is paid or is entitled to payment as an Employee for the performance of duties as an Employee or, in the event such person subsequently incurs a Break in Service, the first date for which such Employee thereafter is paid or is entitled to payment as an Employee for the performance of duties as a result of his or her reemployment as such; provided, further, that the Employment Commencement Date for a person who is an employee of an organization on the date such organization becomes an Affiliate shall be treated as the date such organization becomes an Affiliate unless such person was an Employee immediately before such date.

     1.24.  Employment  Termination  Date - means for each Employee the first to
           ------------------------------
occur of (a) the earlier of the date his or her employment terminates either on account of a quit, discharge, death or retirement or (b) the date on which ends a 12 consecutive month period of absence from active employment during which period such Employee is neither on a Leave of Absence nor paid nor entitled to payment for the performance of duties as an Employee; provided, further, that the Employment Termination Date for a person who is an Employee of an Affiliate on the date on which its status as an Affiliate terminates (other than by reason of a merger into a Company or another Affiliate) shall be treated as the date such organization terminates its status as an Affiliate unless such person remains an Employee after such date.

     1.25. ERISA - means the Employee Retirement Income Security Act of 1974, as
           -----
amended and, if ERISA is amended, any reference to a section of ERISA in this Plan automatically shall be deemed amended to conform to the related amendment to ERISA.

     1.26. Excess Contributions - means for each Highly Compensated Employee for
           --------------------
each Plan Year the excess of (a) the 401(k) Contributions actually taken into account in determining his or her Actual Deferral Percentage for such Plan Year over (b) the maximum amount of such contributions permitted for such Plan Year under Code ss. 401(k)(3)(A), where such maximum shall be determined by reducing such contributions made on behalf of such Highly Compensated Employees in order of their Actual Deferral Percentages, beginning with the highest of such percentages.

     1.27.  Excess  Deferrals - means for each Participant for each taxable year
            -----------------
the 401(k) Contributions for such taxable year that exceed $11,000 (or, after 2002, the dollar limit under Code ss. 402(g) in effect at the beginning of such taxable year) and that the Participant elects to be refunded from this Plan pursuant to the procedures set forth in ss. 4.5(b).

     1.28.  Forfeiture - means the balance of a  Participant's  Company  Account
            ----------
which is forfeited under this Plan as a result of a termination of his or her employment as an Employee.

     1.29. 401(k) Account - means the fully vested  sub-Account which reflects a
           --------------
Participant's 401(k) Contributions and the related investment gains and losses.

     1.30. 401(k) Contributions - means the contributions made by a Company on a
           --------------------
Participant's behalf in lieu of cash compensation pursuant to his or her election under ss. 3.2.

     1.31.  Fund - means the trust fund which is  established  and maintained as
            ----
part of and in accordance with this Plan under the Trust Agreement.

     1.32. Highly Compensated Employee -
           ---------------------------

           (a)   General.  The term "Highly Compensated Employee" means for
                 -------
     each Plan Year each Participant who performs service for a Company or an Affiliate during the Plan Year and who:

                 (1) is a 5% owner of a Company or an Affiliate as defined in Codess. 416(i)(1)(B)(i) at any time during the Plan Year or the preceding 12-month period;

                 (2) receives compensation in excess of $80,000 adjusted for cost-of-living increases in accordance with Code ss. 414(q) for the preceding 12-month period and was a member of the "top-paid group" for the preceding 12-month period. The "top-paid group" consists of the top 20% of Employees ranked on the basis of compensation received during the applicable 12-month period. For purposes of determining the number of Employees in the top-paid group, the following Employees shall be excluded:

                       (A) Employees who have not completed 6 months of service,

                       (B) Employees who normally work less than 17 1/2 hours per week,

                       (C) Employees who normally work during less than 6 months during any year,

                       (D)   Employees who have not attained age 21, and

                       (E) except to the extent provided in regulations, Employees who are included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and a Company or an Affiliate and that does not provide for participation in this Plan

          The determination of which Employees are Highly Compensated Employees is subject to Code ss. 414(q) and any regulations, rulings, notices or revenue procedures under that section. In determining whether an Employee is a Highly Compensated Employee for any Plan Year, a Company may use any allocations and elections authorized under the applicable regulations, rulings or revenue procedures under Code ss. 414(q).

     For purposes of this ss. 1.32, "compensation" means the Participant's W-2 Compensation, plus the Participant's 401(k) Contributions, any elective deferrals as defined in Code ss. 402(g)(3), and any other contributions or deferrals made on his or her behalf to a plan of a Company or an Affiliate under Code ss. 125, 457 and for Plan Years beginning on or after January 1, 2001, "compensation" shall also include elective amounts that are not includable in gross income by reason of Code ss. 132(f)(4). Amounts under ss. 125 of the Code include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under the Code only if the Company does not request or collect information regarding the Participant's other health coverage as part of the enrollment process for the health plan.

     1.33.  Leave of Absence - means an  approved  leave of  absence  granted in
            ----------------
writing to an Employee by a Company or, where appropriate, an Affiliate (which is not a Company) in accordance with applicable federal or state law or such organization's personnel policy for a period during which such Employee is expected to cease actively performing duties for which such Employee is paid or entitled to payment as an Employee under circumstances which do not involve a quit, discharge or retirement.

     1.34.  Maternity  or Paternity - means an  Employee's  absence from work by
            -----------------------
reason of the Employee's pregnancy, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of such child by such Employee, or for purposes of caring for such child for a period beginning immediately following such birth or placement.

     1.35.  Multiple  Employer  Plan - means a plan  (within  the meaning of ss.
            ------------------------
413(c) of the Code) that is maintained for the Employees of more than one Employer.

     1.36.  Nonhighly  Compensated  Employee - means an individual  who performs
            --------------------------------
service for a Company or an Affiliate and who is not a Highly Compensated Employee.

     1.37. OBRA'93 Annual Compensation Limit - means the dollar amount set forth
           ---------------------------------
in Code ss. 401(a)(17), as adjusted for increases in the cost of living in accordance with Code ss. 401(a)(17). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA'93 Annual Compensation Limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12. Any reference in this Plan to the limitation under Code ss. 401(a)(17) shall mean the OBRA'93 Annual Compensation Limit set forth in this ss. 1.37.

     1.38. Participant - means for any calendar year each Eligible Employee of a
           -----------
Company who satisfies the requirements described in ss. 2 and each former Employee from whom an Account is maintained.

     1.39. Plan - means this Cousins Properties Incorporated Profit Sharing Plan
           ----
as effective as of January 1, 2002 and all amendments to such plan or, when required by the context, this Plan as in effect before January 1, 2002.

     1.40.  Plan  Sponsor  -  means  Cousins  Properties  Incorporated  and  any
            -------------
successor to such organization.

     1.41.  Plan Year - means the calendar year.
            ---------

     1.42.  Trust Agreement - means each separate  agreement that  establishes a
            ---------------
separate trust fund which is a part of this Plan.

     1.43. Trustee - means the corporation,  individual or individuals, or other
           -------
legal entity appointed by the Plan Sponsor and designated to serve as the trustee of the Fund from time to time.

     1.44. Valuation Date - means each business day of the Trustee.
           --------------

     1.45. W-2  Compensation - means for each  Participant  his or her wages and
           -----------------
other payments required to be reported as "wages, tips and other compensation" on his or her Form W-2 under Code ss.ss. 6041, 6051 and 6052 as determined in accordance with the regulations under Code ss. 415.

                              ss. 2. PARTICIPATION
                                     -------------

     2.1. Participation  Requirements.  Each Eligible Employee shall be eligible
          ---------------------------
to participate in this Plan as of the January 1 coinciding with or immediately following his or her Employment Commencement Date if he or she is an Eligible Employee on such date with respect to Company Contributions under ss. 3.1. Each Eligible Employee shall be eligible to participate in this Plan for purposes of making 401(k) Contributions under ss. 3.2 as of his or her Employment Commencement Date.

     2.2. Reemployment. If a Participant terminates employment and is reemployed
          ------------
as an Eligible Employee, he or she will be reinstated as a Participant on the first day he or she completes an Hour of Service as an Eligible Employee. Each other former Eligible Employee who is reemployed will become a Participant in accordance with ss. 2.1.

                              ss. 3. CONTRIBUTIONS
                                     -------------

     3.1. Company Contribution.
          --------------------

          (a)      General Rule.  Subject toss. 4.5, the Plan Sponsor
                   ------------
     contemplates that each Company for each calendar year will contribute the same percentage of Compensation for Participants who are Non-highly Compensated Employees and who are employed by a Company on the last day of such calendar year. Further, subject toss.4.5, the Plan Sponsor contemplates that each Company for each calendar year will contribute the same percentage of Compensation for Participants who are Highly Compensated Employees (which will be equal to or less than the percentage contributed for Non-highly Compensated Employees), and who are employed by a Company on the last day of such calendar year. In no event will any Company contribute a percentage of Compensation on behalf of Highly Compensated Employees which is greater than the percentage of Compensation contributed for Participants who are Non-highly Compensated Employees for such calendar year. If a Participant has Compensation from more than one Company and his or her total Compensation underss. 1.16(b) exceeds the OBRA'93 Annual Compensation Limit, each Company's contribution under thisss. 3.1 with respect to such Participant shall be based on a fraction of the OBRA'93 Annual Compensation Limit, where the numerator of such fraction shall be his or her Compensation attributable underss. 1.16(b) to such Company and the denominator of which shall be his or her total Compensation underss. 1.16(b).

          (b) Top Heavy. As of the last day of each Plan Year, a determination shall be made on whether this Plan is "top heavy" under ss. 10.12 and, if this Plan is "top heavy," each company shall contribute such amounts, if any, as are necessary to satisfy minimum allocation requirements under ss. 10.12. Any such contribution shall be credited as of the last day of such Plan Year to the affected Participant's Company Account.

     3.2. 401(k) Contributions.
          --------------------

          (a) General Rule. Subject to the rules set forth in this ss. 3.2 and the limitations set forth in ss. 4.5, each Participant who is an Eligible Employee may elect that the Company employing such Participant make 401(k) Contributions (in accordance with the Company's payroll practices) from his or her Compensation for each payroll period for which such election is effective. All such 401(k) Contributions shall be made exclusively through payroll withholding and shall be transferred to the Trustees as soon as practicable after the end of the payroll period during which such contributions are withheld, and in any event, by the deadlines, if any established for making those payments under ERISA or the Code.

         (b) Election Procedure. The Plan Sponsor from time to time shall establish and shall communicate in writing to Participants such procedures for making the elections described in thisss. 3.2 as the Plan Sponsor deems appropriate under the circumstances for the uniform and proper administration of this Plan. A Participant's election shall be made on an election form provided for this purpose and no election shall be effective unless such election form is properly completed and timely filed in accordance with such procedures. An election shall remain in effect until revised or terminated in accordance with such procedures. The Plan Sponsor shall have the right at any time unilaterally to reduce the amount or percentage of 401(k) Contributions which a Participant has elected be made on his or her behalf if the Plan Sponsor determines that such reduction might be necessary to satisfy the limitations underss. 4.5.

     3.3.  Contribution  Limitations.   The  401(k)  Contributions  and  Company
           -------------------------
Contribution for each calendar year in no event shall exceed the limitations described in ss. 4.5 for such calendar year. Furthermore, in the event a suspense account under ss. 4.5(a)(3) is in existence on the first day of a calendar year, no Company Contribution for such year shall be made if the allocation in such year of the amount in such suspense account then would be precluded by Code ss. 415.

     3.4. No After-Tax or Rollover Contributions.  The only contributions that a
          --------------------------------------
Participant can elect to make are 401(k) Contributions under ss. 3.2 or Catch-Up Contributions under ss. 3.6. No other elective contributions shall be made by Participants or Employees under this Plan either directly or through a rollover from an individual retirement account or any other employee benefit plan.

     3.5.  USERRA.  Notwithstanding  anything  in  this  Plan  to the  contrary,
           ------
contributions, benefits and service credit with respect to qualified military service shall be provided in accordance with Code ss. 414(u).

     3.6.  Catch-Up  Contributions.  All  Participants  who are eligible to make
           -----------------------
401(k) Contributions under ss. 3.2 and who have attained age 50 before the close of the Plan Year shall be eligible to make Catch-Up Contributions in accordance with the procedures established by the Plan Sponsor and communicated to Participants from time to time and subject to the limitations of Code ss. 414(v). Such Catch-Up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code ss.ss. 402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code ss.ss. 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416, as applicable, by reason of the making of such Catch-Up Contributions. Catch-Up Contributions shall be credited to a Participant's Catch-Up Account and shall be fully vested at all times. The election rules for 401(k) Contributions under ss. 3.2(b) shall also apply to Catch-Up Contributions. In addition, Catch-Up Accounts can be used for a loan under ss. 8.1 and for hardship withdrawal under ss. 6.4.

     All such contributions shall be made exclusively through payroll withholding and shall be transferred to the Trustees as soon as practicable after the end of the payroll period during which such contributions are withheld, and in any event by the deadlines, if any established for making those payments under ERISA or the Code.

                         ss.4. ALLOCATIONS TO ACCOUNTS
                               -----------------------

     4.1.  Administrative  Action.  As soon as practicable  after each Valuation
           ----------------------
Date, Participants and Beneficiaries who as of such Valuation Date are entitled to one or more of the allocations called for in this ss. 4 shall be identified and the information which the Plan Sponsor (in its judgment) needs to make such allocations shall be furnished to the Plan Sponsor by each Company as a condition to the Plan Sponsor making such allocations.

     4.2.  Allocation  of  Investment  Gains or Losses.  The Plan Sponsor  shall
           -------------------------------------------
allocate the Adjustment for each Valuation Date among the applicable sub-Accounts of each Participant and Beneficiary in the proportion that each such sub-Account bears to all such sub-Accounts in order that each such sub-Account will proportionately benefit from any earnings or appreciation in the value of the assets of the Funds in which such sub-Account is invested or proportionately suffer any losses or depreciation in the value of such assets. This allocation shall be made in accordance with such reasonable and equitable procedures as may be established from time to time by the Plan Sponsor, which procedures may include allocations based on units, and shall be made wholly without reference to the suspense account referred to in ss. 4.5(a)(3) or to Brokerage Accounts. Notwithstanding the foregoing, all investment gains and losses attributable to the assets of a Brokerage Account shall be allocated exclusively to such account as of each Valuation Date.

     4.3. Allocation of Pre-Tax Contributions.
          -----------------------------------

          (a)      401(k) Contributions.  Subject to the restrictions set
                   --------------------
     forth in ss. 4.5, as of each Valuation Date the Plan Sponsor shall credit any 401(k) Contributions made for the period ending on such Valuation Date to the 401(k) Account of each Participant on whose behalf such contributions are made.

          (b)      Catch-Up Contributions.  As of each Valuation Date the
                   ----------------------
     Plan Sponsor shall credit any Catch-Up Contributions made for the period ending on such Valuation Date to the Catch-Up Account of each Participant on whose behalf such contributions are made.

     4.4. Annual Allocation of Forfeitures and Company Contribution.
          ----------------------------------------------------------

              (a)      Forfeitures.  Subject to the restrictions set forth in
                       -----------
     ss. 4.5, the Plan Sponsor as the first allocation step in the annual allocations shall allocate the Forfeitures for each calendar year as of the last day of such calendar year among the Company Accounts of each Participant described in ss. 4.4(c) in the same proportion that his or her Compensation for such calendar year bears to the total Compensation of all such Participants for such year.

              (b)      Company Contribution.  Subject to the restrictions set
                       --------------------
     forth in ss. 4.5, the Plan Sponsor as the second allocation step in the annual allocations shall allocate the Company Contribution for each calendar year as of the last day of such calendar year among the Company Accounts of each Participant described in ss. 4.4(c) in the same proportion that his or her Compensation for such calendar year bears to the total Compensation of all such Participants for such year.

              (c)      Special Rule.
                       ------------

                       (1) If a Company for any calendar year elects to contribute a different percentage of Compensation for Participants who are employed by that Company than the percentage of Compensation contributed for Participants who are employed by any other Company, the Company Contribution made by such Company shall be allocated exclusively to Participants employed by such Company in the same manner as described in ss. 4.4(b).

                      (2) If a Company for any calendar year elects to contribute a different percentage of Compensation for Participants who are employed by that Company and who are Highly Compensated Employees than the percentage of Compensation contributed for Participants who are employed by the Company or any other Company, the Company Contribution made by such Company for its Participants who are Non-Highly Compensated Employees shall be allocated exclusively to such Non-Highly Compensated Participants and the Company Contribution made by such Company for its Participants who are Highly Compensated Employees shall be allocated exclusively to such Highly Compensated Employees.

                     (3) If a Company is described in ss. 4.4(c)(1) or (2), the allocation of Forfeitures and Company Contributions attributable to Participants employed by such Company shall be allocated exclusively to Participants (or group of Non-Highly Compensated Employees or group of Highly Compensated Employees) employed by such Company and no contributions made by any other Company or Forfeitures attributable to any other Company shall be allocated to such Participants.

              (d)      Eligible Participants.  A Participant shall be eligible
                       ---------------------
     to share in the allocations of the Forfeitures and Company Contribution for a Plan Year only if he or she is an Eligible Employee on the last day of such Plan Year.

     4.5. Statutory Allocation Restrictions.
          ---------------------------------

          (a)      Code ss. 415 Limitations.
                   ------------------------

                   (1)      General Rule.  Except to the extent permitted under
                            ------------
          Code ss. 414(v), the sum of the 401(k) Contributions (excluding any 401(k) Contributions refunded pursuant to ss. 4.5(b) but including any Excess Contributions distributed to the Participant under ss. 4.5
          (c)), Forfeitures and the Company Contribution allocated for any calendar year (the "limitation year") to the Account of any Participant ("annual addition") shall (after taking in account the special rules under ss. 4.5(a)(2)) under no circumstances exceed the lesser of:

                            (A) $40,000, as adjusted for increases in the cost-of-living under Code ss. 415(d), or

                            (B)      100 percent of the Participant's
                    compensation, within the meaning of Codess. 415(c)(3), for the limitation year.

                            (C) The compensation limit referred to in (B) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code ss. 401(h) or Code ss. 419A(f)(2)) which is otherwise treated as an annual addition.

                    For purposes of this ss. 4.5, Compensation shall mean W-2 Compensation plus the Participant's 401(k) Contributions, any elective deferrals as defined under Code ss. 402(g)(3) and any other contributions or deferrals made on the Participant's behalf by a Company or an Affiliate to a retirement plan or cafeteria plan that are excludible under Code ss.ss. 125, 457 and, for Plan years beginning on or after January 1, 2001, elective amounts that are not includable in gross income for such calendar year by reason of Code ss. 132(f)(4). Amounts under ss. 125 of the Code include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under the Code only if the Company does not request or collect information regarding the Participant's other health coverage as part of the enrollment process for the health plan.

                    (2)      Special Rules.
                             -------------

                             (A) A contribution made by or on behalf of an Employee under any other defined contribution plan (as defined in Code ss. 414(i)) which is maintained by a Company or an Affiliate (which is not a Company) shall be treated as made under this Plan by or on behalf of such Employee.

                             (B) A contribution which is credited under a welfare benefit fund maintained by a Company or any Affiliate (which is not a Company) for any year to a reserve for post-retirement medical benefits for an Employee who is a "key employee" (as defined in Code ss. 416(i)) shall be treated as part of the Company Contribution made on his or her behalf under this Plan when, and to the extent, required under Code ss. 419A(d).

                    (3)      Excess Amount.  In the event thatss. 4.5(a)(1)
                             -------------
          actually restricts the amount otherwise allocable in any allocation step to any Account, the total amount which was unallocable in such step ("Excess Amount") shall be disposed of as follows. First, the Participant's 401(k) Contributions, if any, (and any investment gain attributable to such contributions) shall be refunded to the extent that such refund would satisfy such limitation. If an Excess Amount still exists after such refund, the amount otherwise allocable in any allocation step shall be deemed to be a Forfeiture and shall be allocated and reallocated (subject toss. 4.5(a)(1)) in successive allocation steps by the Plan Sponsor among the Accounts of the remaining Participants according to the allocation procedure describedss. 4.4(a) until such Excess Amount has been allocated in its entirety. If the restriction set forth inss. 4.5(a)(1) applies to all Participants before such Excess Amount has been allocated in its entirety, the Plan Sponsor shall transfer such unallocable amount to a suspense account which (1) shall not be subject to any Adjustment,
          (2) shall be deemed to be a Forfeiture for purposes of the annual allocations for the succeeding calendar year and (3) shall be added to the Adjustment as an investment gain in the event that there is a termination of this Plan (within the meaning ofss. 9.2) before the date as of which such suspense account becomes allocable in its entirety as a Forfeiture.

                   (4) Any 401(k) Contributions refunded under thisss. 4.5(a)(3) shall be disregarded for purposes of the Codess. 402(g) limitations underss. 4.5(b) and the Codess. 401(k) limitations underss. 4.5(c).

          (b)      Dollar Limitations on 401(k) Contributions.
                   ------------------------------------------

                   (1)      General.  Except to the extent permitted under ss.
                            -------
          3.6 and ss. 414(v) of the Code, no Participant shall be permitted to have Elective Deferrals made on his or her behalf under this Plan or any other qualified plan maintained by a Company or an Affiliate during any taxable year in excess of $11,000 (or, after 2002, the dollar limit under Code ss. 402(g) in effect at the beginning of such taxable year). If a Participant's 401(k) Contributions under this Plan exceed such dollar limit, such Participant shall be deemed to have made a request for a refund under ss. 4.5(b)(2) and such excess shall be refunded in accordance with ss. 4.5(b)(3).

                  Although a Participant's 401(k) Contributions under this Plan cannot exceed such dollar limit, his or her aggregate Elective Deferrals nevertheless can exceed such dollar limit in a calendar year if he or she participates in at least one other plan that provides for Elective Deferrals. In that event, such Participant may request a refund in accordance with ss. 4.5(b)(2) and his or her Excess Deferrals shall be refunded in accordance with ss. 4.5(b)(3).

                  (2)      Refund Election.  A Participant may request a refund
                           ---------------
          from this Plan of any Excess Deferrals made during a taxable year by filing a claim with the Plan Sponsor on or before March 1 of the next taxable year. Such claim shall be in writing, shall specify the dollar amount of the Participant's Excess Deferrals assigned to this Plan for such taxable year and shall include a written statement that such amounts, if not distributed to such Participant, will exceed the limit imposed on the Participant by Code ss. 402(g) for the taxable year in which the deferral occurred.

                  (3)      Distribution of Excess Deferrals.  Excess Deferrals,
                           --------------------------------
          plus any income and minus any loss allocable to such Excess Deferrals for the taxable year in which such Excess Deferrals were made (as determined in accordance with ss. 4.2 and the regulations under Code ss. 402(g)), shall be distributed no later than April 15 of any calendar year to Participants whose Excess Deferrals for the preceding Plan Year were assigned to this Plan under ss. 4.5(b)(2).

                  (4)      Treatment.  Any 401(k) Contributions that exceed the
                           ---------
          Code ss. 402(g) limit shall be taken into account for purposes of the limitations under ss. 4.5(c) even if the excess 401(k) Contributions are refunded in accordance with this ss. 4.5(b). However, excess 401(k) Contributions refunded to a Nonhighly Compensated Employee shall not be taken into account for purposes of ss. 4.5(c) to the extent the excess arises solely from 401(k) Contributions under this Plan and elective deferrals under all other qualified plus, contracts and arrangements maintained by a Company or an Affiliate pursuant to Code ss. 401(a)(3). Excess 401(k) Contributions refunded under this ss. 4.5(b) shall not be taken into account for purposes of this Code ss. 415 limitations under ss. 4.5(a).

          (c)      Limitations on 401(k) Contributions for Highly Compensated
                   ----------------------------------------------------------
                   Employees.
                   ---------

                   (1)      General.  The Average Actual Deferral Percentage for
                            -------
          Participants who are Highly Compensated Employees for any Plan Year shall not exceed the greater of

                            (A) the Average Actual Deferral Percentage for Participants who are Nonhighly Compensated Employees for the preceding Plan Year multiplied by 1.25, or

                            (B) the Average Actual Deferral Percentage for Participants who are Nonhighly Compensated Employees for the preceding Plan Year multiplied by 2, provided that the Average Actual Deferral Percentage for Participants who are Highly Compensated Employees does not exceed the Average Actual Deferral Percentage for Participants who are Nonhighly Compensated Employees by more than 2 percentage points.

                   (2)      Special Rules.
                            -------------

                           (A)      Other Plan or Arrangements.  For purposes of
                                    --------------------------
                   this ss. 4.5(c), the Actual Deferral Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have "elective deferrals" as described in Code ss. 402(g)(3)(A) allocated to his or her account under two or more plans or arrangements described in Code ss. 401(k) that are maintained by a Company or an Affiliate shall be determined as if all such contributions were made under this Plan.

                           (B)      Code ss. 410(b) Aggregation.  If this Plan
                                    ---------------------------
                   satisfies the requirements of Code ss.ss. 401(k), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code sections only if aggregated with this Plan, then this ss. 4.5(c) shall be applied by determining the Actual Deferral Percentages of Participants as if all such plans were a single plan.

                          (C)      Other Requirements.  The determination and
                                   ------------------
                   treatment of the 401(k) Contributions and Actual Deferral Percentage and Excess Contributions of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                   (3)      Distribution of Excess Contributions.  Excess
                            ------------------------------------
        Contributions made for any Plan Year, plus any income and minus any loss allocable to such Excess Contributions for such Plan Year (as determined in accordance with ss. 4.2 and the regulations under Code ss. 401(k)), shall be distributed no later than the last day of the immediately following Plan Year to Participants who are Highly Compounded Employee on whose behalf such Excess Contributions were made. Such distributions shall be made to such Participants on the basis of the amount of the Excess Contributions starting with the Highly Compensated Employee with the greatest dollar amount of 401(k) Contributions and ending when the Excess Contributions have been refunded in full.

                (4)      Order for Determining Excess Contributions.  Excess
                         ------------------------------------------
        Contributions shall be determined after first determining Excess Deferrals. The Excess Contributions which would otherwise be distributed to the Participant shall be reduced, in accordance with federal income tax regulations, by the Excess Deferrals distributed to the Participant under ss. 4.5(b).

     4.6. Allocation Report. After the Plan Sponsor has made the allocations for
          -----------------
any Valuation Date described in this ss. 4, the Plan Sponsor shall deliver to each Company a report which lists each Participant and states the balance credited to each Account maintained for each such person. The Plan Sponsor also shall deliver at least annually to each Company an individual statement for each Participant which states the balance credited to his or her Account and which may be forwarded to that person.

     4.7. Allocation  Corrections.  If an error or omission is discovered in any
          -----------------------
Account, the Plan Sponsor shall make such adjustment as it, acting in its discretion, deems appropriate to correct such error or omission.

                              ss.5. PLAN BENEFITS
                                    -------------

     5.1.  Retirement  Benefit.  The Company  Account of a Participant who is an
           -------------------
Employee on the date he or she reaches age 65 shall become fully vested not later than such date, and his or her Distributable Account thereafter shall be payable to such Participant under ss. 6 upon his or her retirement.

     5.2. Disability Benefit.
          ------------------

          (a) In order to compensate for a disability and to provide a measure of security to the disabled Participant and his or her family, the Company Account of a Participant whose employment with a Company or an Affiliate is terminated by reason of his or her being disabled shall become nonforfeitable on the date his or her employment is so terminated, and his or her Distributable Account shall be payable to such Participant in accordance with ss. 6 upon his or her termination of employment.

          (b) A person shall be treated as disabled for purposes of this ss. 5.2 if he or she is unable to engage in any substantially gainful activity at his or her customary level of compensation, competence or responsibility as an Employee due to any medically determinable physical or mental impairment or impairments which may be expected to result in death or to be permanent.

         (c) The Plan Sponsor shall have exclusive responsibility for determining whether a person is disabled and they may consider whether a person is disabled upon their own motion or upon the written request of such person. The Plan Sponsor's determination shall be based on a consideration of all the facts and circumstances which in its absolute discretion it deems pertinent, including reports from one or more licensed physicians or psychiatrists appointed by the Plan Sponsor and paid by the Company (which employs or had employed the Participant) to examine the Participant. Any determination by the Plan Sponsor of whether a person is disabled for purposes of this Plan shall be conclusive.

     5.3. Death Benefit.
          -------------

          (a) In order to provide a measure of security in the event of a Participant's death, the Company which employs (or which last employed) a Participant immediately before his or her death promptly shall notify the Plan Sponsor of the name of his or her Beneficiary, and his or her Account shall be changed to the name of his or her Beneficiary and shall be paid to such Beneficiary under ss. 6. Furthermore, if a Participant dies while he or she is an Employee, his or her Company Account shall become fully vested on his or her date of death.

         (b) If a Participant under applicable law has a spouse on his or her date of death, such spouse automatically shall (unless otherwise permissible under Codess. 401(a)(11)) be treated as his or her Beneficiary under this Plan absent such spouse's written and notarized consent to the designation by the Participant of any other person as his or her Beneficiary or to the designation of any other person as his or her Beneficiary in accordance with the terms of this Plan. On the other hand, if a Participant has no such spouse or if his or her spouse so consents, such Participant's Beneficiary shall be a person or persons so designated in writing by a Participant on a form satisfactory to the Plan Sponsor or, in the event no such designation is made, or if no person so designated survives the Participant, or if after checking his or her last known mailing address the whereabouts of the person so designated is unknown and no death benefit claim is submitted to the Plan Sponsor by such person within one year after the date of his or her death, the personal representative of such Participant, if any has qualified within twelve (12) months from the date of his or her death or, if no personal representative has so qualified, any heirs at law of the Participant whose whereabouts are known by the Plan Sponsor.

     5.4. Vested Benefit.
          --------------

          (a) General. A Participant who (as of the date of the termination of his or her employment as an Employee) is ineligible for any other benefit payment under this Plan shall be eligible for the payment of his or her 401(k) Account and Contributory Account, if any, and the vested percentage, if any, of his or her Company Account under ss. 6. The vested percentage, if any, of his or her Company Account shall be determined under this ss. 5.4.

         (b) Vesting Schedule. The Plan Sponsor shall determine the vested percentage of a Participant's Company Account as of the date his or her employment as an Employee terminates in accordance with the vesting schedule set forth in thisss. 5.4(b). Such determination shall be made based on the Participant's Years of Service underss. 5.4(c). The vested percentage of his or her Company Account shall be maintained as a separate special Account until distributed by the Plan Sponsor underss. 6. The balance, or the nonvested percentage, of his or her Company Account shall become a Forfeiture as of the earlier of (1) the date as of which payment of the vested portion of the Participant's Company Account is made or, if such vested portion is zero, the date payment otherwise would have been made underss. 6 if such vested portion at the Participant's termination of employment was $5,000 or less, (2) the last day of the Plan Year in which the Participant terminates employment, or (3) the date as of which the Participant has 5 consecutive Breaks in Service.




                   Full Years                         Vested Percentage of
                   of Service                           Company Account
                   ----------                         --------------------

                   Less than 1                                0%
                   1.                                        30%
                   2.                                        65%
                   3 or more                                100%

         (c)      Year of Service.
                  ---------------

                  (1) General. Subject to the exceptions set forth in ss. 5.4(c)(2) and (3), a Participant's Years of Service shall equal his or her full years of service as an Employee completed during the period from his or her Employment Commencement Date to his or her Employment Termination Date which coincides with the first day of his or her first Break in Service following that Employment Commencement Date. If an Employee has two or more periods of employment, the number of days in each such period in excess of the full years of employment in each such period shall be aggregated into additional full years of service on the assumption that 365 days of service equal one full year of service.

                 (2)      Former Employee Service.
                          -----------------------

                          (i)      New Market Employees.  With respect to a
                                   --------------------
                 former Employee of Cousins MarketCenters, Inc. (which formerly was known as Cousins/New Market Development Company, Inc.), such Employee's employment by New Market Development Company, Ltd. or one of its affiliates for periods after October 31, 1987 shall be treated as employment by a Company under this ss. 5.4(c) if such Employee became an employee of Cousins/New Market Development Company, Inc. on November 1, 1992 and he or she had been an employee of New Market Development Company, Ltd. or one of its affiliates on October 31, 1992.

                          (ii)     Former Faison-Stone Employees.  With respect
                                   -----------------------------
                 to a Former Employee of CREC II Inc. and Cousins Stone L.P., such Employee's employment by Faison-Stone, Inc. or one of its affiliates shall be treated as employment by a Company under this ss. 5.4(c) (but not for purposes of being eligible to share in the allocations of the Forfeitures and Company Contribution under ss. 4.5(c) for the 1999 Plan Year), if such Employee became an employee of CREC II Inc. or Cousins Stone L.P. on June 1, 1999 as part of the transactions contemplated in the Contributions and Purchase Agreement dated as of June 1, 1999 among Cousins Properties Incorporated, Faison-Stone, Inc. and others.

                 (3)      Breaks in Service.  If an Employee is reemployed
                          -----------------
         after he or she has 5 or more consecutive Breaks in Service and the vested percentage of his or her Account before the first such Break in Service had been zero, Year of Service credit shall be carried forward from his or her prior period of employment only if the number of his or her full Years of Service completed before the first such Break in Service exceeds the number of consecutive Breaks in Service which such Employee had immediately before his or her reemployment.

         (d)     Reemployment.
                 ------------

                 (1) If a Participant is reemployed before he or she has 5 consecutive Breaks in Service and before the balance, or nonvested percentage, of his or her Company Account is treated as a Forfeiture under ss. 5.4(b), his or her vested interest in that part of his or her Company Account thereafter shall be determined in accordance with the formula set forth in ss. 5.4(d)(3).

                (2) If a Participant is reemployed before he or she has 5 consecutive Breaks in Service and while this Plan remains in effect but after the balance, or nonvested percentage, of his or her Company Account has been treated as a Forfeiture under ss. 5.4(b), the Plan Sponsor shall cause the Trustee, upon the Participant's completion of one Year of Service (after his or her reemployment) to restore such balance to a special Company Account for such Participant (subject to the Adjustment which the Plan Sponsor determines would have been allocable to that balance on the assumption that such balance were invested in the Funds as described inss. 8.1(a) and not in a Brokerage Account as described inss. 8.1(b) or other individually directed investments as described inss. 8.1(c)), and his or her vested interest in such special Company Account thereafter shall be determined in accordance with the formula set forth inss. 5.4(d)(3). Such restoration shall be made from appropriate Company Contributions or from an assessment against the appropriate Company, whichever the Plan Sponsor deems reasonable and appropriate under the circumstances.

                (3)      For purposes of ss. 5.4(d)(1) and ss. 5.4(d)(2),

                         X =     P (AB + D) - D, where
                         X =     the dollar amount, if any, of the vested
                                 percentage of the Participant's existing or restored special Company Account;
                         P =     the vested percentage of his or her existing
                                 or restored special Company Account as
                                 determined under the vesting schedule inss.
                                 5.4(b);
                         AB =    the then balance of his or her existing or
                                 restored special Company Account; and
                         D =     the dollar amount, if any, distributed to the
                                 former Employee from the vested percentage of his or her Company Account as a result of his or her previous termination of employment.

     5.5.  Missing  Claimant.  If no  Beneficiary  of a deceased  Participant is
           -----------------
identified and located pursuant to the procedure set forth in ss. 5.3(b), or if the Account of a Participant becomes payable under ss. 5 for any reason other than his or her death and the Plan Sponsor is unable to locate such Participant after sending written notice to his or her last known mailing address and the last known mailing address of any Beneficiaries such Participant may have designated, the Plan Sponsor, in its discretion, may treat his or her Account as a Forfeiture as of the last day of the calendar year which includes the second anniversary of the date his or her Account first became payable, or as of the last day of any subsequent calendar year. However, if such missing Beneficiary or Participant in a subsequent calendar year files a written claim with the Plan Sponsor while this Plan remains in effect for the Account forfeited and proves to the satisfaction of the Plan Sponsor his or her identity as the person then entitled to such benefit under the terms of this Plan, the Plan Sponsor shall direct the payment to such Beneficiary or Participant in accordance with ss. 6 of an amount which equals dollar for dollar the amount treated as a Forfeiture. Such payment at the Plan Sponsor's discretion may come from appropriate Company Contributions or directly from one, or more than one, Company, or from an assessment against the appropriate Company, whichever the Plan Sponsor deems reasonable and appropriate under the circumstances.

                           ss.6. BENEFIT DISTRIBUTION
                                 --------------------

     6.1. Lump Sum Distribution.
          ---------------------

          (a)      General.  A Participant's Distributable Account shall be paid
                   -------
     only as a result of an event described in ss. 5 or in ss. 6.4 and, further, shall be paid only to such Participant or, in the case of his or her death before payment has been made, only to his or her Beneficiary in a lump sum.

          (b)      Direct Rollovers.
                   ----------------

                    (1)      Election.  Notwithstanding any provision of the
                             --------
           Plan to the contrary that would otherwise limit a distributee's election under this ss. 6, a distributee (as described in ss. 6.1(b)
           (4)) may elect, at the time and in the manner prescribed by the Plan Sponsor, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                    (2)      Eligible rollover distribution.  An eligible
                             ------------------------------
           rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code ss. 401(a)(9); the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and a hardship distribution.

                    (3)      Eligible retirement plan.  An eligible retirement
                             ------------------------
           plan is an individual retirement account described in Codess. 408(a), an individual retirement annuity described in Codess. 408(b), an annuity plan described in Codess. 403(a), or a qualified trust described in Code ss. 401(a), that accepts the distributee's eligible rollover distribution. An eligible retirement plan shall also include an annuity contract described in Code ss. 403(b) and an eligible plan under Code ss. 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. A portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includable in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code ss.ss. 408(a) or (b), or to a qualified defined contribution plan described in Code ss.ss. 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includable in gross income and the portion of such distribution which is not so includable.

                    (4)      Distributee.  A distributee includes an employee or
                             -----------
           former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code ss. 414(p), are distributees with regard to the interest of the spouse or former spouse.

                    (5)      Direct rollover.  A direct rollover is a payment by
                             ---------------
           the Plan to the eligible retirement plan specified by the distributee.

     6.2. Distribution Deadlines and Consent Requirement.
          ----------------------------------------------

          (a)      General Rule.  A Participant's Distributable Account
                   -------------
     automatically shall be paid as soon as practicable after his or her employment as an Employee terminates unless his or her Distributable
     Account exceeds $5,000.   If his or her Distributable Account exceeds
     $5,000, his or her Distributable Account shall be paid (1) as soon as practicable after the Plan Sponsor determines that the Codess. 411(a)(11) consent requirements for a Distributable Account in excess of $5,000, have been satisfied with respect to such account or, if earlier, (2) when required underss. 6.2(b). The distribution of each Distributable Account shall be made no later than the later of 60 days after the end of the calendar year in which a Participant reaches age 65 or retires unless such consent requirements prohibit such a distribution orss. 6.2(b) requires an earlier distribution.

         (b)      Statutory Deadlines.
                  -------------------

                  (1)      Participant.
                           -----------

                           (A)      Initial Deadline.  A Participant's
                                    ----------------
                  Distributable Account shall in any event be distributed to such Participant no later than April 1 of the calendar year which follows the calendar year in which he or she reaches age 70 1/2. Payment of a Participant's Distributable Account will be made to the Participant no later than April 1 of the calendar year following the calendar year in which he or she
                  (1) reaches age 70-1/2 or (2) for a Participant who is not a 5% owner (as defined in Code ss. 416), terminates employment, whichever is last.

                           (B)      Additional Contributions.  Any contributions
                                    ------------------------
                  credited to a Participant's Distributable Account after the date payment is required to be made to such Participant under this ss. 6.2(b)(1) shall be paid to such Participant in a lump sum in cash no later than 270 days after the date as of which such contributions are credited to such account.

                  (2)      Beneficiary.  If a distribution is made to a
                           -----------
          Participant's Beneficiary, such distribution shall be made by December 31 of the calendar year cotaining the fifth anniversary of the date of the Participant's death.

     6.3. Distributions Procedure.
          -----------------------

          (a)      General.  The amount of a Distributable Account to be
                   -------
     distributed under this ss. 6 shall be determined by the Plan Sponsor on the basis of the Valuation Date which immediately precedes the date that such distribution is made, and no distribution shall be made to a Participant or Beneficiary on the basis of a Valuation Date which comes before the event which triggers such distribution under ss. 5.

          (b)      Special Rule.  A Participant may elect (subject to ss.
                   ------------
     6.3(c)) that the Plan Sponsor pay the Participant's Distributable Account in whole or in part in common stock issued by the Plan Sponsor (to the extent such Distributable Account is invested in such stock) if the Participant satisfies such reasonable requirements as the Plan Sponsor may set for such an election.

          (c)      Exception to Special Rule.  If either the Plan Sponsor or the
                   -------------------------
     Trustee determines that a distribution of common stock issued by the Plan Sponsor underss. 6.3(b) might result in "Excess Shares" under Article 11 of the Plan Sponsor's Articles of Incorporation or might violate any applicable law or any other provision in the Plan Sponsor's Articles of Incorporation, or might cause the Plan Sponsor to lose its status as a real estate investment trust under the Code, such distribution shall be made in cash or in cash and other property (in lieu of such stock) in accordance with thisss. 6.3(c). If such a determination is made, the Trustee shall as of the first day of the calendar month which follows such determination set aside the Participant's entire Distributable Account in a Brokerage Account. Only the Trustee shall have the right to make investment decisions regarding buying or selling of the Plan Sponsor's common stock in such Brokerage Account, and the Trustee shall begin an orderly liquidation of the Plan Sponsor's common stock allocated to such account with a view towards completing such liquidation on or before the third anniversary of the establishment of such Brokerage Account. The affected Participant shall have the right to direct the Trustee respecting the timing of distributions from such account.

          (d)      Statutory Restrictions.  The Plan Sponsor shall have the
                   ----------------------
     right to unilaterally direct the Trustee to make part or all of any distribution under this ss. 6.3 in the form of common stock issued by the Plan Sponsor and held by the Funds if the Plan Sponsor determines (on the advice of counsel) that any statute, rule or regulation makes it impermissible or imprudent for the Trustee to sell such common stock in order to effect a distribution or transfer.

          (e)      No Annuities.  In no event shall a Participant's
                   ------------
     Distributable Account be distributed to such Participant in the form of a life annuity.

     6.4. Hardship Distributions.
          ----------------------

          (a)      Hardship Distribution of Contributory Account.  Upon the
                   ---------------------------------------------
     request of an Employee who has a Contributory Account, the Plan Sponsor may distribute all or a part of a Participant's Contributory Account to such Participant during any calendar month (based on the immediately preceding Valuation Date) to the extent that the Plan Sponsor determines that such a distribution (1) is necessary in order to avoid a hardship due to a death, serious illness or accident in his or her immediate family or (2) is for use by the Participant in acquiring a personal residence or (3) is needed to pay his or her educational expenses of educating members of his or her immediate family.

          (b)      Hardship Distribution of 401(k) Account.  A Participant shall
                   ---------------------------------------
     have the right to request a withdrawal of all or any portion of his or her 401(k) Account (other than the investment gains or losses allocated to such 401(k) Account) at any time before he or she terminates employment with a Company and all Affiliates, and the Plan Sponsor shall grant such request if, and to the extent that, it determines (based on all the relevant facts and circumstances and in accordance with the regulations under Code ss. 401(k)) that the withdrawal is "necessary" (as described in ss. 6.4(b)(1)) to satisfy an "immediate and heavy financial need" (as described in ss. 6.4(b)(2)).

          Any request for a withdrawal for a financial hardship shall be made in writing and shall set forth in detail the nature of such hardship and the amount of the withdrawal needed as a result of such hardship, and the Participant shall supplement such request with such additional information as the Plan Sponsor requests consistent with this ss. 6.4(b).

                   (1)      Amount Necessary to Satisfy Need.  A withdrawal
                            --------------------------------
          shall be deemed to be "necessary" to satisfy an immediate and heavy financial need only if

                            (A) the withdrawal is not in excess of the amount of such need, including any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from such withdrawal, and

                            (B)      the Participant has obtained all
                   distributions (other than hardship distributions, including distributions under ss. 6.4(c)) and all nontaxable loans currently available from this Plan and all other plans maintained by a Company and all Affiliates. Notwithstanding the foregoing, a Participant will not be required to obtain a loan from this Plan or any other plan maintained by a Company or an Affiliate if the effect of the loan would be to increase the amount of the need.

                   A Participant who receives a withdrawal for a financial hardship under this ss. 6.4(b) shall not be eligible to make any 401(k) Contributions under this Plan or any elective contributions or employee contributions under any other qualified plan or nonqualified plan of deferred compensation maintained by a Company or an Affiliate for the six month period following the date of such withdrawal. Further, such Participant's 401(k) Contributions under this Plan and any elective contributions under any other plan maintained by a Company or an Affiliate for the calendar year immediately following the calendar year in which such withdrawal occurred shall not exceed the dollar limitation under Code ss. 402(g) for such following calendar year (as described in ss. 4.5(b)) reduced by the amount of his or her 401(k) Contributions under this Plan and any elective contributions under any other plan maintained by a Company or an Affiliate for a calendar year in which such withdrawal occurred.

                   (2)      Immediate and Heavy Financial Need.  An "immediate
                            ----------------------------------
         and heavy financial need" shall mean

                            (A)      expenses for medical care described in
                   Code ss. 213(d) previously incurred by the Participant or his or her spouse or dependents (as defined in Code ss. 152) or amounts necessary for such individuals to obtain such medical care,

                            (B) costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant,

                            (C) the payment of tuition, related educational fees and room and board for the next twelve months of post-secondary education for the Participant or his or her spouse, children or dependents,

                            (D) payments necessary to prevent the eviction of the Participant from his or her principal residence or foreclosure on the mortgage of the Participant's principal residence, or

                            (E) such other events as the Internal Revenue Service deems to constitute an "immediate and heavy financial need" under Code ss. 401(k).

                   (3)      Catch-Up Account.  A Participant shall have the
                            ----------------
         right to request a withdrawal of all of any portion of his or her Catch-Up Account at any time before he or she terminates employment with a Company and all Affiliates subject to the same hardship distribution rules set for in this ss. 6.4(b), provided, that all amounts available for a hardship distribution in such Participant's 401(k) Account have been withdrawn before any amounts are withdrawn from his or her Catch-Up Account. In addition, the restrictions regarding continued 401(k) Contributions following a hardship withdrawal shall also apply to a Participant's Catch-Up Contributions to the Plan.

         (c)      Age Related Withdrawals.  A Participant who is an Eligible
                  -----------------------
     Employee and who has reached at least age 59-1/2 shall have the right to withdraw all or any portion of his or her Distributable Account one time each Plan Year if he or she requests such withdrawal in writing in accordance with such procedures as set by the Plan Sponsor.

     6.5. Minimum Distributions Requirements.
          ----------------------------------

          (a)      General Rules.
                   -------------

                   (1)      Effective Date.  The provisions of thisss. 6.5 will
                            --------------
          apply for purposes of determining required minimum distributions beginning September 1, 2002.

                   (2)      Coordination with Minimum Distribution Requirements
                            ---------------------------------------------------
          Previously in Effect.  Required minimum distributions for 2002 under
          --------------------
          this ss. 6.5 will be determined as follows: If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to September 1, 2002 equals or exceeds the required minimum distributions determined under this ss. 6.5, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to September 1, 2002 is less than the amount determined under this ss. 6.5, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this ss. 6.5.

                   (3)      Precedence.  The requirements of thisss. 6.5 will
                            ----------
          take precedence over any inconsistent provisions of the Plan other than the first sentence ofss.6.2(a).

                   (4)      Requirements of Treasury Regulations Incorporated.
                            -------------------------------------------------
          All distributions required under thisss. 6.5 will be determined and made in accordance with the Treasury regulations underss. 401(a)(9) of the Code.

                   (5)      TEFRA ss. 242(b)(2) Elections.  Notwithstanding the
                            -----------------------------
          other provisions of this ss. 6.5, distributions may be made under a designation made before January 1, 1984, in accordance with ss. 242(b)
          (2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to ss. 242(b)(2) of TEFRA.

         (b)      Time and Manner of Distribution.
                  -------------------------------

                  (1)      Required Beginning Date.  The Participant's entire
                           -----------------------
         interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

                  (2)      Death of Participant Before Distributions Begin.  If
                           -----------------------------------------------
         the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

                           (i) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary, then, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

                           (ii) If the Participant's surviving spouse is not the Participant's sole Designated Beneficiary, then, distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

                           (iii) If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                           (iv) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this ss. 6.5(b)(2), other than ss. 6.5(b)(2)(i), will apply as if the surviving spouse were the Participant.

                  For purposes of this ss. 6.5(b)(2) and 6.5(d), unless ss. 6.5
                  (b)(2)(iv) applies, distributions are considered to begin on the Participant's Required Beginning Date. If ss. 6.5(b)(2)
                  (iv) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under ss. 6.5(b)(2)(i) . If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's Required Beginning Date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under ss. 6.5(b)(2)(i), the date distributions are considered to begin is the date distributions actually commence.

                  (3)      Forms of Distribution.  Unless the Participant's
                           ---------------------
         interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year, distributions will be made in accordance with ss. 6.5(c) and ss. 6.5(d). If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of ss. 401(a)(9) of the Code and the Treasury regulations.

         (c)      Required Minimum Distributions During Participant's Lifetime.
                  ------------------------------------------------------------

                  (1)      Amount of Required Minimum Distribution For Each
                          ------------------------------------------------
         Distribution Calendar Year.  During the Participant's lifetime, the
         --------------------------
         minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

                          (i) the quotient obtained by dividing the Participant's Account Balance by the distribution period in the Uniform Lifetime Table set forth in ss. 1.401(a)(9)-9 of the Treasury regulations, using the Participant's age as of the Participant's birthday in the Distribution Calendar Year; or

                          (ii) if the Participant's sole Designated Beneficiary for the Distribution Calendar Year is the Participant's spouse, the quotient obtained by dividing the Participant's Account Balance by the number in the Joint and Last Survivor Table set forth in ss. 1.401(a)(9)-9 of the Treasury regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the Distribution Calendar Year.

                  (2)      Lifetime Required Minimum Distributions Continue
                           ------------------------------------------------
         Through Year of Participant's Death.  Required minimum distributions
         -----------------------------------
         will be determined under this ss. 6.5(c) beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant's date of death.

         (d)      Required Minimum Distributions After Participant's Death.
                  --------------------------------------------------------

                  (1)      Death On or After Date Distributions Begin.

                           ------------------------------------------
                           (i)      Participant Survived by Designated
                                    ----------------------------------
                  Beneficiary.  If the Participant dies on or after the date
                  -----------
                  distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the longer of the remaining Life Expectancy of the Participant or the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as follows:

                           (A) The Participant's remaining Life Expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                           (B) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary, the remaining Life Expectancy of the surviving spouse is calculated for each Distribution Calendar Year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For Distribution Calendar Years after the year of the surviving spouse's death, the remaining Life Expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

                           (C) If the Participant's surviving spouse is not the Participant's sole Designated Beneficiary, the Designated Beneficiary's remaining Life Expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.


                           (ii)     No Designated Beneficiary.  If the
                                    -------------------------
                  Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the Participant's remaining Life Expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                  (2)      Death Before Date Distributions Begin.
                           -------------------------------------

                           (i)      Participant Survived by Designated
                                    ----------------------------------
                  Beneficiary.  If the Participant dies before the date
                  -----------
                  distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as provided in ss. 6.5(d)(1).

                           (ii)     No Designated Beneficiary.  If the
                                    -------------------------
                  Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                          (iii)    Death of Surviving Spouse Before
                                   --------------------------------
                  Distributions to Surviving Spouse Are Required to Begin.  If
                  -------------------------------------------------------
                  the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole Designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under ss. 6.5(b)(2), this ss. 6.5(d)(2) will apply as if the surviving spouse were the Participant.

         (e)      Definitions.
                  -----------

                  (1)      Designated Beneficiary.  The individual who is
                           ----------------------
         designated as the Beneficiary under ss. 5.3 of the Plan and is the Designated Beneficiary under ss. 401(a)(9) of the Code and ss. 1.401(a)
         (9)-1, Q&A-4, of the Treasury regulations.

                  (2)      Distribution Calendar Year.  A calendar year for
                           --------------------------
         which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under ss. 6.5(b)(2). The required minimum distribution for the Participant's first Distribution Calendar Year will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

                  (3)      Life Expectancy.  Life Expectancy as computed by use
                           ---------------
         of the Single Life Table inss. 1.401(a)(9)-9 of the Treasury regulations.

                  (4)      Participant's Account Balance.  The Account balance
                           -----------------------------
         as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions made and allocated or Forfeitures allocated to the Account balance as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. The Account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the Distribution Calendar Year if distributed or transferred in the valuation calendar year.

                  (5)      Required Beginning Date.  The date specified inss.
                           -----------------------
         6.2(b) of the Plan.

                             ss. 7. ADMINISTRATION
                                    --------------

     7.1.  Plan  Sponsor  Powers and  Duties.  The Plan  Sponsor  shall have the
           ---------------------------------
exclusive responsibility and complete discretionary authority to control the operation, management and administration of this Plan, with all powers necessary to enable it properly to carry out its duties in that respect, including but not limited to, the power to construe the terms of this Plan and the Trust Agreements, to determine status, coverage and eligibility for benefits, and to resolve all interpretative, equitable, and other questions that shall arise in the operation and administration of this Plan. The Plan Sponsor shall act through its Chief Executive Officer or his or her delegate. All actions and decisions of the Plan Sponsor on all matters within the scope of its authority shall be final, conclusive and binding on all persons.

     7.2. Liquidity  Requirements.  The Plan Sponsor shall determine anticipated
          -----------------------
liquidity requirements to meet projected benefit payments for each calendar year and, if any adjustment from previous annual liquidity requirements is appropriate, the Plan Sponsor shall appropriately coordinate the Trustee's Fund investment policies with Plan needs.

     7.3. Records.  All records of this Plan, together with such other documents
          -------
as may be necessary for the administration of this Plan shall be maintained for at least six years in the custody of the Plan Sponsor.

     7.4.  Information  from Others.  The Plan  Sponsor,  the  Trustee,  and the
           ------------------------
officers and directors of each Company shall be entitled to rely upon all information and data contained in any certificate or report or other material prepared by any actuary, accountant, attorney or other consultant or adviser selected by the Plan Sponsor or the Trustee to perform services on behalf of this Plan or any Fund.


                         ss.8. TRUST FUNDS AND TRUSTEE
                               -----------------------

     8.1. Trust Funds.
          -----------

          (a)      General.  The assets of this Plan shall be held in one or
                   -------
     more separate Funds, as determined by the Plan Sponsor.   Each of the
     Funds shall be held and managed by the Trustee appointed by the Plan Sponsor pursuant to a separate Trust Agreement and may be invested up to 100% in the common stock of the Plan Sponsor, or any successor to the Plan Sponsor. No Participant's 401(k) Account or Contributory Account may be invested in the common stock of the Plan Sponsor. A Participant who is an Employee may exercise his or her right under ss. 8.1(b) to direct the investment of his or her Account through a Brokerage Account or in other
     individually directed investments underss. 8.1(c).    The Plan Sponsor
     shall determine how assets of this Plan are to be allocated among the Funds and shall have the power to direct the Trustee of any Fund to transfer assets of such Fund to the Trustee of any other Fund or Funds.
     No Participant's Catch-Up Account may be invested in the common stock of the Plan Sponsor.

         (b)      Brokerage Account.  A Participant who desires to manage the
                  -----------------
     investment of his or her own Account may file a written election to do so with the Plan Sponsor, and the Plan Sponsor will direct the Trustee to establish a Brokerage Account on behalf of such Participant and to transfer the assets of his or her Account to such Brokerage Account as of the first day of the calendar month which follows the date the Plan Sponsor actually receives such Participant's election. The cash or other assets to be transferred to a Participant's Brokerage Account shall be determined underss. 6.3 as if the Participant's employment had terminated on the date the Plan Sponsor receives his or her election under thisss. 8.1(b). A Participant upon the establishment of his or her Brokerage Account shall be exclusively responsible for the management of the assets of such Brokerage Account subject to the following terms and conditions:

                  (1) All investments shall be made through the broker designated by the Plan Sponsor as the broker for all Brokerage Accounts,

                  (2) Investments shall be made only in securities which are ordinarily and customarily available through the brokerage firm which maintains the Brokerage Account,

                  (3) No investment shall be made under any circumstances on "margin" or in any "naked" option,

                  (4) Investments shall be made only if such investments will be shown on the standard monthly account statements prepared by the brokerage firm which maintains the Brokerage Account, and

                  (5) The Participant agrees to such other terms and conditions as the Trustee, the Plan Sponsor and the brokerage firm (whether individually or collectively) shall establish from time to time for Brokerage Accounts.

         All transaction fees, commissions and any annual maintenance fee for a Participant's Brokerage Account will be paid directly from such Brokerage Account. If a Brokerage Account is maintained for a Participant and the Participant desires that the Trustee resume the management of his or her Account, a Participant can request the Plan Sponsor in writing that the Trustee does so, and the Plan Sponsor shall direct the Trustee to do so on the Valuation Date which first follows the date the Participant converts all of his or her investments in his or her Brokerage Account to cash[; provided, however, a Participant shall not have the right to make more than one such request in any 12 consecutive month period.] No part of an Adjustment shall be allocated to a Brokerage Account, but all investment gains and losses (whether realized or unrealized) from the investment of the assets of a Brokerage Account shall be allocated exclusively to such account as of each Valuation Date. Finally, if a Participant's employment terminates as an Employee (for any reason, including death) while he or she has a Brokerage Account, his or her Brokerage Account shall be payable under ss. 6 subject to the following special rules:

                           (A) if such Participant's Account exceeds $5,000, and is fully vested, he or she shall have the right to maintain his or her Brokerage Account or to request a distribution of the assets of his or her Brokerage Account when his or her employment terminates, and

                           (B) if such Participant's Account is less than $5,000, and is fully vested, he or she shall have the right to request a distribution of the assets of his or her Brokerage Account when his or her employment terminates but, if he or she fails to do so, the Plan Sponsor shall convert the assets in his or her Brokerage Account to cash, and

                           (C) if his or her Account is less than fully vested, the Participant shall, within 20 days after the end of the calendar month in which his or her employment terminates, convert assets in his or her Brokerage Account to cash in an amount equal to no less than the dollar amount of the nonvested portion of his or her Company Account (as determined as of the end of such calendar month). If the Participant fails to convert sufficient assets in his or her Brokerage Account within such time period, the Plan Sponsor shall direct the Trustee to convert sufficient assets to cash by selling assets in such amounts and at such times as it determines in its sole discretion as necessary or appropriate to effectuate the Forfeiture of the Participant's nonvested Company Account. The Plan Sponsor thereafter shall direct the Trustee to transfer cash equal to the nonvested portion of the Participant's Account from his or her Brokerage Account to one or more of the funds described inss. 8.1(a) as soon as practicable after such cash is available in such Brokerage Account, and such transferred amounts shall remain in the Participant's Account until it becomes a Forfeiture under ss. 5.4(b).

                  A Beneficiary of a Participant described in clause (A) above shall also have the right to maintain and direct the investment of a Brokerage Account.

          (c)      Other Individually Directed Investments.  The Plan Sponsor
                   ---------------------------------------
     shall establish procedures to allow individuals to direct the investment of their Account. The Plan Sponsor as part of establishing any such procedures shall direct the Trustee to establish the investment alternatives designated by the Plan Sponsor and to accept directions to invest all or any specified portion of the individual's Account among such alternatives. The Plan Sponsor shall establish as part of such procedures such rules for effecting the investment elections as it deems necessary or appropriate, which rules shall be applied on a uniform and nondiscriminatory basis to all similarly situated individuals. Except as required under ERISA, neither a Company nor the Trustee shall be responsible for any investment decisions made by an individual with respect to his or her Account. If an individual fails to direct the investment of his or her Account, the Trustee shall assume the investment responsibility for such Account.

          (d)      ERISA 404(c).  To the extent that the Plan Sponsor chooses
                   ------------
     to do so, the Plan Sponsor may take advantage of any relief afforded to Plan fiduciaries under ERISAss. 404(c) and the related regulations. If Participants, Beneficiaries or alternate payees are permitted to direct the investment of their Accounts, the Plan Sponsor shall designate a fiduciary who shall implement such individuals' directions and shall determine the manner and frequency of investment instructions, any limitations on such instructions and such other procedures as may be necessary or appropriate to implement such individuals' directions or to satisfy the requirements of ERISAss. 404(c). Any such procedures may be amended or modified from time to time by the Plan Sponsor in its discretion and all such procedures and any amendments or modifications to such procedures are incorporated into and made a part of this Plan.

     8.2.  Notification to Trustee.  Any action of the Plan Sponsor  pursuant to
           -----------------------
any of the provisions of this Plan shall be communicated to the Trustee in accordance with such procedures as the Plan Sponsor deems appropriate under the circumstances.

     8.3. Loans.
          -----

          (a)      Administration and Procedures.  The Plan Sponsor shall
                   -----------------------------
     establish objective nondiscriminatory procedures for the administration of the loan program under this Plan and such procedures and any amendments to such procedures are incorporated by this reference as a part of this Plan. Such procedures shall include, but are not limited to:

                   (1) the class of Participants and Beneficiaries who are eligible for a loan;

                   (2) the identity of the person or position authorized to administer the loan program;

                   (3)      the procedures for applying for a loan;

                   (4)      the basis on which loans will be approved or denied;

                   (5) the limitations, if any, on the types and amounts of loans offered;

                   (6) the procedures for determining a reasonable rate of interest;

                   (7) the types of collateral that may be used as security for a loan; and

                   (8) the events constituting default and the steps that will be taken to preserve Plan assets in the event of such default.

         (b)      General Statutory Requirements.  All loans made under this
                  ------------------------------
     Plan will comply with the provisions ofss. 408(b)(1) of ERISA and shall

                  (1) be made available to Participants and Beneficiaries who are eligible for a loan on a reasonably equivalent basis;

                  (2) not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees;

                  (3) be made in accordance with specific provisions regarding loans set forth in this Plan and the procedures described above;

                  (4)      bear a reasonable rate of interest; and

                  (5)      be adequately secured.

         (c)      Other Conditions.  All loans made under this Plan shall be
                  ----------------
     subject to the following additional conditions.

                  (1) Principal and interest on the loan shall be repaid in substantially level installments with payments not less frequently than quarterly over a period of 5 years or less. However, if so provided in the loan procedures described above, the repayment period may exceed 5 years if the loan is classified as a "home loan" (as described in Code ss. 72(p)).

                  (2) If the loan is secured by any portion of the Participant's Account, the Account balance shall not be reduced as a result of a default until a distributable event occurs under the Plan.

                  (3) The Participant or Beneficiary must agree to any other terms and conditions required under the procedures described above.

                  (4) In no event shall a Participant or Beneficiary have more than two loans outstanding under this Plan at any time.

         (d)      Statutory Limitation on Amounts.  The principal amount of any
                  -------------------------------
     loan to a Participant (when added to the outstanding principal balance of any outstanding loans made to the Participant under this Plan and all other plans maintained by a Company or an Affiliate that are tax exempt under Code ss. 401) may not exceed the lesser of:

                  (1)      $50,000 reduced by the excess, if any, of

                           (A) the highest outstanding principal balance of previous loans to the Participant from the Plan (and all other plans described above) during the one year period ending immediately before the date the current loan is made, over

                          (B) the current outstanding principal balance of those previous loans on the date the current loan is made; or

                 (2) 50% of the vested interest in the Participant's Account at the time the loan is made.

         (e)      Distributions.  The vested Account balance actually payable to
                  -------------
     an individual who has an outstanding loan shall be determined by reducing the vested Account balance by the amount of the security interest in the Account (if any). The Trustee may cancel the Plan's security interest in the Account and distribute the note in full satisfaction of that portion of the Participant's Account equal to the outstanding balance of the loan or the amount that would have been outstanding but for a discharge in bankruptcy or through any other legal process. Notwithstanding anything to the contrary in this Plan or the loan procedures described above, in the event of default, foreclosure on the note and execution of the Plan's security interest in the Account shall not occur until a distributable event occurs under this Plan and interest shall continue to accrue only to the extent permissible under applicable law.

                ss.9. AMENDMENT, TERMINATION AND INDEMNIFICATION
                      ------------------------------------------

     9.1.  Amendment.  The Plan Sponsor  reserves the right at any time and from
           ---------
time to time to amend this Plan in writing, provided that no amendment shall be made which would divert any of the assets of the Funds to any purpose other than the exclusive benefit of Participants and Beneficiaries unless such amendment is necessary to cause this Plan to continue to be exempt from income taxes under the Code.

     9.2.  Termination.  The Plan  Sponsor  expects  this  Plan to be  continued
           -----------
indefinitely but, of necessity, reserves the right to completely or partially terminate this Plan or to discontinue contributions at any time by action of the Board.

     If this Plan is completely or partially terminated under this ss. 9.2, or if the Plan Sponsor or a Company declares a permanent discontinuance of contributions to this Plan, the Company Account of each affected Participant who then is an Employee shall become fully vested on the date of such complete or partial termination or on the date of such declaration of discontinuance, as the case may be.

     In the case of such a complete termination of this Plan or such a permanent discontinuance of contributions, the Trustee shall liquidate Fund investments as necessary and distribute Accounts to Participants and Beneficiaries after the receipt of a favorable determination letter from the Internal Revenue Service respecting such termination or discontinuance.

     9.3.  Indemnification.  Each  Company  (to  the  extent  permissible  under
           ---------------
applicable law) shall indemnify each of its officers and Employees from and against any liability, assessment, loss, expense or other cost of any kind or description whatsoever, including legal fees and expenses, actually incurred by such person on account of any action or proceeding, actual or threatened, which arises as a result of his or her acting on behalf of a Company under this Plan, provided (1) such action or proceeding does not arise as a result of his or her own negligence, willful misconduct or lack of good faith and (2) such protection is not otherwise provided through insurance.

                             ss. 10. MISCELLANEOUS
                                     -------------

     10.1.  Headings and  References.  The headings and subheadings in this Plan
            ------------------------
have been inserted for convenience of reference only and are to be ignored in construction of the provisions of this Plan. All references to sections and subsections shall be to sections and subsections in this Plan unless otherwise set forth in this Plan.

     10.2.  Construction.  In the construction of this Plan, the masculine shall
            ------------
include the feminine and the singular the plural in all cases where such meanings would be appropriate. This Plan shall be construed in accordance with the laws of the State of Georgia to the extent that such laws are not preempted by federal law.

     10.3.  Spendthrift  Clause.  Except to the extent  permitted  by law or ss.
            -------------------
10.11, no Account, benefit, payment or distribution under this Plan shall be subject to the claim of any creditor of a Participant or Beneficiary, or to any legal process by any creditor of such person and no Participant or Beneficiary shall have any right to alienate, commute, anticipate, or assign (either at law or equity) all or any portion of his or her Account, benefit, payment or distribution under this Plan.

     10.4. Legally Incompetent.  The Plan Sponsor in its discretion shall direct
           -------------------
the Trustee to make payment on such direction directly to (i) an incompetent or disabled person, whether because of minority or mental or physical disability,
(ii) to the guardian of such person or to the person having custody of such person, or (iii) to any person designated or authorized under any state statute to receive such payment on behalf of such incompetent or disabled person, without further liability either on the part of the Plan Sponsor or the Trustee for the amount of such payment to the person on whose account such payment is made.

     10.5. Benefits Supported Only by Funds. Any person having any claim for any
           --------------------------------
benefit under this Plan shall (except to the extent required under ERISA) look solely and exclusively to the assets of the Funds for satisfaction. In no event will a Company or the Trustee, or any of its officers, members of its board of directors be liable to any person whomsoever for the payment of benefits under this Plan.

     10.6. No  Discrimination.  The Plan Sponsor shall administer this Plan in a
           ------------------
uniform  and   consistent   manner  with   respect  to  all   Participants   and
Beneficiaries.

     10.7. Claims. Any payment to a Participant or Beneficiary or to their legal
           ------
representative, or heirs-at-law, made in accordance with the provisions of this Plan shall to the extent of such payment be in full satisfaction of all claims under this Plan against the Trustee and each Company, either of whom may require such person, his or her legal representative or heirs-at-law, as a condition precedent to such payment, to execute a receipt and release therefor in such form as shall be determined by the Trustee or the Plan Sponsor, as the case may be.

     10.8. Nonreversion.
           ------------

           (a) Except as provided in ss. 10.8(b), no Company shall have any present or prospective right, claim, or interest in the Fund or in any Company Contribution made to the Trustee.

           (b) To the extent permitted by Code and ERISA, the Company Contributions, plus any earnings and less any losses on such contributions, shall be returned by the Trustee to a Company in the event that:

                    (1) A Company Contribution is made by such Company by a mistake of fact, provided such return is effected within one year after the payment of such contribution; or

                    (2) A deduction for a Company Contribution is disallowed under Code ss. 404, in which event such contribution shall be returned to the Company which made such contribution within one year after such disallowance, all contributions being hereby conditioned upon being deductible under Code ss. 404.

           The Trustee shall have no obligation or responsibility whatsoever to determine whether the return of any such Company Contribution is permissible under the Code or ERISA and shall be indemnified and held harmless by each Company for their actions in accordance with this ss. 10.8.

     10.9. Merger or  Consolidation.  In the case of any merger or consolidation
           ------------------------
of this Plan with, or transfer of assets or liabilities of this Plan to, any other employee benefit plan, each person for whom an Account is maintained shall be entitled to receive a benefit from such other employee benefit plan, if it is then terminated, which is equal to or greater than the benefit such person would have been entitled to receive immediately before the merger, consolidation or transfer, if this Plan had been terminated.

     10.10.  Agent for Service of Process.  The agent for service of process for
             ----------------------------
this Plan shall be the person currently listed in the records of the Secretary of State of Georgia as the agent for service of process for the Plan Sponsor.

     10.11.  Qualified  Domestic Relations Order. In accordance with uniform and
             -----------------------------------
nondiscriminatory procedures established by the Plan Sponsor from time to time, the Plan Sponsor upon the receipt of a domestic relations order which seeks to require the distribution of a Participant's Account in whole or in part to an "alternate payee" (as that term is defined in Code ss. 414(p)(8)) shall

             (a) promptly notify the Participant and such "alternate payee" of the receipt of such order and of the procedure which the Plan Sponsor will follow to determine whether such order constitutes a "qualified domestic relations order" within the meaning of Code ss. 414(p),

             (b) determine whether such order constitutes a "qualified domestic relations order", notify the Participant and the "alternate payee" of the results of such determination and, if the Plan Sponsor determines that such order does constitute a "qualified domestic relations order",

             (c) direct the Trustee to transfer such amounts, if any, as the Plan Sponsor determines necessary or appropriate from the Participant's Account to a special Account for such "alternate payee", and

             (d) direct the Trustee to make such distribution to such "alternate payee" from such special Account as the Plan Sponsor deems called for under the terms of such order in accordance with Code ss. 414(p).

     An "alternate payee's" special Account shall be distributed in accordance with ss. 6 as if the "alternate payee" was a Beneficiary as soon as practicable after that Account has been established under this ss. 10.11, without regard to whether the date of such distribution is prior to the earliest date that a distribution could be made to a Participant under the terms of this Plan and prior to a Participant's "earliest retirement age" under Code ss. 414(p). An "alternate payee" shall have the right to designate (in the same manner as a Participant who has no spouse) a Beneficiary for the payment of his or her special Account in the event of the alternate payee's death before such special Account is paid.

     The determinations and the distributions made by, or at the direction of, the Plan Sponsor under this ss. 10.11 shall be final and binding on the Participant, the "alternate payee" and all other persons interested in such order.

     10.12. Top Heavy Rules.
            ---------------

            (a)      Determination.  The Plan Sponsor as of each Determination
                     -------------
     Date shall determine the sum of the present value of the accrued benefits of Key Employees and the sum of the present value of the accrued benefits of all other Employees in accordance with the rules in Code ss. 416(g) or shall take such other action as the Plan Sponsor deems appropriate to conclude that no such determination is necessary under the circumstances. If the sum of the present value of the accrued benefits of Key Employees exceeds 60% of the sum of the present value of the accrued benefits of all Employees as of any Determination Date, this Plan shall be "top heavy" for the immediately following Plan Year.

            (b)      Special Top Heavy Contribution.  If the Plan Sponsor
                     ------------------------------
     determines that this Plan is top heavy for any Plan Year, a contribution shall be made for such Plan Year for each Participant who is a Non-Key Employee and who is employed by a Company on the last day of such Plan Year (regardless of such Participant's Hours of Service or compensation level for such Plan Year) which, when added to the Company Contribution actually credited to such Participant's Account for such Plan Year, equal to the lesser of

                     (1)      3% of his or her W-2 Compensation for such Plan
            Year or

                     (2) the largest percentage of Company Contributions and 401(k) Contributions allocated on behalf of any Key Employee (as expressed as a percentage of his or her W-2 Compensation) for such Plan Year.

         (c)      Coordination.  The contribution required for a Participant
                  ------------
     under this ss. 10.12, if any, shall not be made to the extent that the contribution made or the benefit accrued on behalf of such Participant under any other plan maintained by an Affiliate satisfies the minimum requirements of Code ss. 416(c).

         (d)      Special Rules and Definitions.  For purposes of this ss.
                  -----------------------------
     10.12, the following special rules and definitions shall apply:

                  (1) "Determination Date" means the last day of the immediately preceding Plan Year.

                  (2) "Key Employee" means any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the Plan Year containing the Determination Date or any of the four immediately preceding Plan Years was

                           (i) an officer of a Company or an Affiliate whose W-2 Compensation for such Plan Year exceeds 50% of the dollar limitation under Codess. 415(b)(1)(A) for such Plan Year,

                           (ii) an owner (or considered to be an owner within the meaning of Code ss. 318) of one of the 10 largest interests in a Company or an Affiliate whose W-2 Compensation for such Plan Year exceeds 100% of the dollar limitation under Code ss. 415(c)(1)(A); provided that the value of such ownership interest is more than one-half of one percent,

                           (iii)    a 5% owner of a Company or an Affiliate, or

                           (iv) a 1% owner of a Company or an Affiliate whose W-2 Compensation for such Plan Year exceeds $150,000.

         For purposes of this ss. 10.12, a 1% owner or 5% owner shall be determined without regard to the aggregation rules under Code ss. 414(b), (c) and (m).

                  (3) "Non-Key Employee" means any Employee or former Employee who is not a Key Employee, including any Employee who is a former Key Employee.

                  (4) When two or more plans constitute an aggregation group in accordance with Code ss. 416(g)(2), the present value of the accrued benefits (including distributions) is determined separately for each plan as of each plan's determination date and the results for each plan as of the determination dates for such plans that fall within the same calendar year are added together to determine whether the aggregated plans are top heavy.

                  (5) The value of any account balance and the present value of any accrued benefit shall include the value of any distributions made during the five year period ending on such determination date and any contributions due but as yet unpaid as of the determination date which are required to be taken into account on that date under Code ss. 416.

                  (6) The account balance or accrued benefit of a Participant who is not a Key Employee for the current Plan Year but who was a Key Employee in a prior Plan Year or who has not performed an Hour of Service for a Company or any Affiliate at any time during the five year period ending on the Determination Date shall be disregarded.

        (e)      Rules for the Plan After December 31, 2001.  Section 13.5(e)
                 ------------------------------------------
     shall apply for purposes of determining whether the Plan is a top-heavy plan under Code ss. 416(g) for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirement of Code ss. 416(c) for such years. This ss. 10.12(e) amends ss.ss. 10.12(a) through (c) of the Plan to the extent required by applicable law.

                 (1)      Determination of Present Values and Amounts.
                          -------------------------------------------
        Paragraphs (i) and (ii) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of Employees as of the Determination Date.

                          (i)      Distributions During Year Ending on
                                   -----------------------------------
                 Determination Date.  The present values of accrued benefits and
                 ------------------
                 the amounts of Account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Codess.416(g)(2) during the 1-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Codess.416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

                          (ii)     Employees Not Performing Service.  The
                                   --------------------------------
                 accrued benefits and accounts of any individual who has not performed services for the Employer or an Affiliate during the 1-year period ending on the determination date shall not be taken into account.

                 (2)      Contributions Under Other Plans.  The Plan Sponsor may
                          -------------------------------
        provide in the records of the Plan (or may amend the Plan to reflect) that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Code ss. 401(k)(12) and matching contributions with respect to which the requirements of Code ss. 401(m)(11)).

                 (3)      Key employee.  For purposes of this section, Key
                          ------------
        employee shall mean any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination date as an officer of the Employer having annual Compensation greater that $130,000 (as adjusted under Codess.416(i)(1) for Plan Years beginning after December 31, 2002), a five percent owner of the Employer, or a one percent owner of the Employer having annual Compensation of more than $150,000. For this purpose, annual Compensation means compensation within the meaning of Codess.415(c)(3). The determination of who is a Key employee will be made in accordance with Codess.416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

     10.13. Special Multiple Employer Plan Rules.
            ------------------------------------

            (a)     Contributions  and  Forfeitures.  If this Plan is a Multiple
                    -------------------------------
     Employer Plan, no Company Contributions made by one Company under the Plan shall be allocated either directly or as Forfeitures to Participants employed by any other Company.

            (b)     Participant Transfers.  If this Plan is a Multiple Employer
                    ---------------------
     Plan and a Participant employed by one Company transfers employment to another Company during a Plan Year, he or she shall be treated under this Plan as if there had been no interruption in his or her employment. Such Participant shall continue to participate in this Plan and be eligible to receive an allocation of Company Contributions for such Plan Year from each Company based on his or her Compensation from each Company in such Plan Year (provided he or she otherwise meets the requirements under ss. 4.4(c)).

            (c)     415 Suspense Account.  If this Plan is a Multiple Employer
                    --------------------
     Plan and the Plan Sponsor transfers any unallocable amounts to a suspense account pursuant to ss. 4.5(a)(3), separate suspense accounts shall be maintained with respect to such amounts attributable to each Company.

           (d)      Limitations and Testing.  If this Plan is a Multiple
                    -----------------------
     Employer Plan, the Code ss. 415 limitations under ss. 4.5(a), the 401(k) Contribution limitations under ss. 4.5(c), the top-heavy rules under ss. 10.12, the compensation limit under Code ss. 401(a)(17), the highly compensated employee determination under Code ss. 414(q) , and the nondiscrimination tests under Code ss. 401(a)(4) and ss. 410(b) shall be separately applied to each Employer that participates in this Plan for each Plan Year unless otherwise permitted under applicable law.

           (e)      Years of Service.  If this Plan is a Multiple Employer Plan,
                    ----------------
     all an Employee's years of service with each Company (and its Affiliates) shall (subject to ss. 5.4(c)(3)) be taken into account for determining his or her vested percentage under ss. 5.4(b).

           (f)      Benefit Payments.  If this Plan is a Multiple Employer Plan,
                    ----------------
     all of this Plan's assets shall be available on an ongoing basis to pay benefits to all Participants and Beneficiaries under this Plan.

     10.14.  Permitted Offsets. A Participant's benefits provided under the Plan
             -----------------
may be offset by an amount that the Participant is ordered or required to pay to the Plan if;

           (a) The order or requirement to repay arises (i) under a judgment for a conviction for a crime involving such plan, (ii) under a civil judgment (including a consent order or decree) entered by a court in an action brought in connection with a violation (or alleged violation) of part 4 of subtitle B of Title I of ERISA, or (ii) pursuant to a settlement agreement between the Secretary of Labor and the Participant, or a settlement agreement between the Pension Benefit Guaranty Corporation and the Participant, in connection with a violation (or alleged violation) of part 4 of such subtitle by a fiduciary or any other person, and

           (b) The judgment, order, decree, or settlement agreement expressly provides for the offset of all or part of the amount ordered or required to be paid to the Plan against the Participant's benefits provided under the Plan.


     IN WITNESS WHEREOF, the Plan Sponsor has caused this Plan to be executed by its duly authorized officers and its seal to be affixed to this Plan this 12th day of December, 2002.


                                    COUSINS PROPERTIES INCORPORATED

(CORPORATE SEAL)                    By:     /s/ Thomas D. Bell
                                       ----------------------------------------
                                    Title:   President, Chief Executive Officer
                                             and Vice Chairman of the Board
ATTEST:

By:      /s/ James A. Fleming
         ----------------------------------------
Title:   Senior Vice President and General Counsel


ACKNOWLEDGMENT BY PARTICIPATING COMPANIES. To acknowledge its acceptance of this amended and restated Plan, each Company has caused this Plan to be executed by its duly authorized officers and its seal to be affixed to this Plan.


                                    COUSINS REAL ESTATE CORPORATION

(CORPORATE SEAL)                    By:     s/s Thomas D. Bell
                                       ----------------------------------------
                                    Title:   President, Chief Executive Officer
                                             and Vice Chairman of the Board
                                    Date:    December 12, 2002
ATTEST:

By:      /s/ James A. Fleming
   -----------------------------------------------
Title:   Senior Vice President and General Counsel


                                    CREC II

(CORPORATE SEAL)                    By:     /s/ Thomas D. Bell
                                       ----------------------------------------
                                    Title:   President, Chief Executive Officer
                                             and Vice Chairman of the Board
                                    Date:    December 12, 2002

ATTEST:

By:      /s/ James A. Fleming
   -----------------------------------------------
Title:   Senior Vice President and General Counsel

                                    COUSINS PROPERTIES SERVICES L.P.
                                    By:  Cousins Properties Services, Inc.,
                                         its General Partner

(CORPORATE SEAL)                    By:     s/s Thomas D. Bell
                                       ----------------------------------------
                                    Title:   President, Chief Executive Officer
                                             and Vice Chairman of the Board
                                    Date:    December 12, 2002


ATTEST:

By:      /s/ James A. Fleming
-------------------------------------------------
Title:   Senior Vice President and General Counsel


                                     NEW LAND REALTY, LLC
                                     By:  Cousins Real Estate Corporation,
                                          its sole member


(CORPORATE SEAL)                    By:     /s/ Thomas D. Bell
                                       ----------------------------------------
                                    Title:   President, Chief Executive Officer
                                             and Vice Chairman of the Board
                                    Date:    December 12, 2002


ATTEST:

By:      /s/ James A. Fleming
   ----------------------------------------------
Title:   Senior Vice President and General Counsel